Note 8 - Other Real Estate Owned ("OREO")	12 Months Ended
Dec. 31, 2012
Real Estate [Abstract]
Real Estate Disclosure [Text Block]

8.           Other Real Estate Owned (“OREO”)

The Bank held six properties valued at $8,332,601 at December 31, 2012 and thirteen properties valued at $12,409,201 at December 31, 2011.  The Company incurred impairment write-downs of $2,345,267 and $147,718 on OREO property during the years ended December 31, 2012 and 2011, respectively.  Further declines in real estate values may result in increased foreclosed real estate expense in the future.  Routine holding costs are charged to expense as incurred and improvements to real estate owned that enhance the value of the real estate are capitalized.  Net OREO expenses, including impairment write-downs and sales gains and losses, amounted to $3,553,779 and $732,693 for the years ended December 31, 2012 and 2011, respectively, and is included in other operating expenses.